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                                                                  EXHIBIT 10.37


                                                             Option Number 93-3

                            CALNETICS CORPORATION

                     NONSTATUTORY STOCK OPTION AGREEMENT

       ("1993 AGREEMENT UNDER THE 1993 NONSTATUTORY STOCK OPTION PLAN")

        This 1993 Agreement, dated as of this 18th day of July, 1994, is entered into by and between CALNETICS CORPORATION, a California corporation (the "Company"), and Lon Schultz (the "Option Holder").

        WHEREAS, the Company has adopted the 1993 Nonstatutory Stock Option Plan (the "1993 Plan") which is incorporated herein by reference and made a part of this Agreement; and

        WHEREAS, pursuant to the Company's Plan, the Board of Directors of the Company (the "Board") or a committee (the "Committee") appointed by the Board to administer the Plan has granted to Option Holder a stock option upon the terms and conditions hereinafter stated.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereto contained herein, it is hereby agreed:

        1.    Grant Option

        Effective as of the date hereof, the Company hereby grants to Option Holder an option (the "Option") to purchase, upon and subject to the terms and conditions of this 1993 Agreement and the 1993 Plan, all or part of 50,000 shares (the "Shares") of Common Stock (as defined below) at the price of $3.00 per share. The number of Shares subject to the Option and the price per share thereof are subject to adjustment under certain circumstances, as provided in the Plan. The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422A of the Internal Revenue Code.

        2.      Definitions

        Unless the context clearly indicates otherwise, and subject to the terms and conditions of the 1993 Plan as the same may be amended from time to time, the following terms, when used in this Agreement, shall have the meanings set forth in this Section 2:

        (a) "Common Stock" shall mean the Common Stock, without par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 10 of this Agreement.







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        (b)  "Terminating Event" shall mean any of the following:

             (i)  the dissolution or liquidation of the Company; or

            (ii) the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Common
        Stock of the Company is exchanged for or converted into cash or property or securities not issued by the Company, unless the reorganization, merger or consolidation shall have been affirmatively recommended to the Company's stockholders, by a majority of the members of the Board and provision shall have been made for the Option to be continued in effect, adjusted as provided in Section 10 of this 1993 Agreement and to continue in effect as so adjusted.

        3.  Term of Option

        This Option shall expire on the date ten years from the date hereof.

        4.  Exercisability of Option

        The Option shall become exercisable as to (a) 16,667 Shares on July 19, 1995; (b) 16,667 Shares on July 19, 1996; and (c) 16,666 Shares on July 19,
1997, provided, however, that the Option shall become fully exercisable prior to such dates upon the earlier of (a) the occurrence of a Terminating Event, or
(b) the dissemination of the stockholders of the Company of a proxy statement seeking stockholder approval of a Terminating Event of the type described in subsection 2(b)(ii) above. Upon becoming exercisable, the Option shall remain exercisable as to all unexercised Shares until expiration, termination or modification of the Option in accordance with the terms of this Agreement or the 1993 Plan. Furthermore, in order for the Option to be exercisable on any date, Option Holder must then be and must continuously, since grant of the Option, have been in the employ of the Company, subject, however, to the provisions of Sections 6 and 7 hereof.

        5.  Manner of Exercise

        The Option may be exercised by written notice delivered to the Company stating the number of Shares with respect to which the Option is being exercised, together with (a) such additional information or forms as the Committee may require, and (b) the purchase price of such Shares in the form of either cash or check.



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        6.  Expiration on Termination of Employment

        (a) If Option Holder shall cease to be employed by the Company either voluntarily or because of Option Holder's discharge for cause, of which the Committee shall be the sole judge, this Option shall expire concurrently with such cessation of employment.

        (b) If Option Holder ceases to be employed by the Company for any reason other than Option Holder's death (Section 7), voluntary termination or discharge for cause, this Option shall, subject to earlier termination pursuant to Section 3 hereof, expire three months thereafter, and during such three-month period this Option shall be exercisable only as to those Shares, if any, with respect to which the Option Holder could have exercised the Option as of the date of such cessation of employment.

        7.  Assignment or Transfer

        The Option shall not be assigned or transferred, in whole or in part, except by will or by the laws of descent and distribution, and shall be exercisable only by the Option Holder during Option Holder's lifetime, except as provided in this Section 7. If Option Holder shall die while in the employ of the Company, or in the three-month period referred to in Section 6(b) hereof, the person or persons to whom Option Holder's rights under the Option shall have passed by will or by the applicable laws of descent and distribution shall have the right, at any time within six months after the date of Option Holder's death, to exercise the Option as to those Shares, if any, with respect to which the Option Holder could have exercised the Option as of the date of the Option Holder's death; provided, that all rights under such Option shall expire in any event on the date specified in Section 3 hereof.

        8.  Option Holder' Employment

        This 1993 Agreement shall not obligate the Company to employ Option Holder for any period of time, nor constitute a contract or agreement of employment with Option Holder, nor shall it interfere in any way with the right of the Company to reduce Option Holder's compensation or terminate Option Holder's employment at any time with or without cause.

        9.  No Rights as Shareholder

        Option Holder shall have no rights as a shareholder with respect to Shares of the Common Stock covered by this Option until the date of the issuance of a stock certificate or stock certificates representing such Shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued, except as is expressly provided in Section 10.



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        10.     Adjustment

        (a) Subject to provisions of Section 10(b), if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company as the result of any one or more reorganizations, recapitalizations, reclassifications, stock dividends, stock splits, reverse stock splits and the like, upon proper authorization of the Board an appropriate and proportionate adjustment shall be made in (a) the number or kind of shares or other securities subject to the Option, but only to the extent this Option then remains unexercised, and (b) the price for each share or other unit of any securities subject to this Option, but only to the extent this Option then remains unexercised, and without change in the aggregate purchase price as to which this Option remains unexercised.

        (b) No such adjustment need be made if, upon advice of counsel, the Board or the Committee determines that such adjustment may result in the receipt of federally taxable income to holders of Common Stock or other classes of the Company's securities.

        (c) No fractional interests shall be issued on account of any such adjustment.

        11.     Securities Matters

        (a) Option Holder acknowledges that any Common Stock to be acquired upon exercise of the Option may be restricted stock which may not have been registered under the Securities Act of 1933, as amended ("Securities Act"), and any certificate representing the Shares to be issued may contain a legend or legends with respect to restrictions on transfer as counsel to the Company deems to be required by applicable provisions of law and this Agreement. If required by the Company, Option Holder agrees to give satisfactory assurance in writing, signed by Option Holder or his or her legal representative, that such Common Stock is not being purchased with a view to the distribution thereof; provided, however, that such assurance shall be deemed inapplicable to (1) any sale of such Shares by the Option Holder subject to a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act, and with respect to which the registration statement is current and no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such Shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.



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                (b)   As a condition to the exercise of any portion of the
        Option, the Company may require Option Holder to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation.

                12.   Withholding

                The Company may make such provisions as it may deem appropriate for the withholding of any taxes which the Company determines it is required to withhold in connection with this 1993 Agreement and the transactions contemplated hereby.

                13.   No Encumbrance

                Neither this 1993 Agreement, nor this Option nor any rights and privileges under this Agreement may be assigned or subjected to any encumbrance, pledge or charge of any nature, except that, under such rules and regulations as the Board of Directors or the Committee may establish pursuant to the terms of the 1993 Plan, a beneficiary may be designated in respect of the Option in the event of the death of the Option Holder, and except, also that if such beneficiary shall be the executor or administrator of the estate of the Option Holder, any rights in respect of this Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the Option Holder, or, in the case of intestacy, under the laws relating to intestacy.

                14.   Other Plans

                Nothing contained in this 1993 Agreement shall affect the right of the Option Holder to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance, profit sharing or other employee welfare plan or program of the Company.

                15.   Amendment

                The Option hereby granted is subject to, and the Company and Option Holder agree to be bound by, all of the terms and conditions of the 1993 Plan as the same may be amended from time to time in accordance with the terms thereof, but no such amendment may adversely affect the Option Holder's rights under this 1993 Agreement without the Option Holder's consent.

                16.   Applicable Law

                The interpretation, performance and enforcement of this 1993 Agreement shall be governed by the laws of the State of California.






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        17.     Notice

        Any notice or other written communication required or permitted to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at the principal executive offices of the Company and any notice to be given to Option Holder shall be addressed to Option Holder at the address given beneath his or her signature hereto, or such other address as Option Holder or the Company may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

        18.     Binding Effect of Agreement

        This Agreement shall be binding upon any inure to the benefit of any successors and assigns of the Company and upon Option Holder and Option Holder's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

        IN WITNESS WHEREOF, the parties hereto have executed this 1993 Agreement as of the date first above written.

                                     COMPANY:

                                     CALNETICS CORPORATION, a
                                     California corporation

                                     By: /s/ CLINTON GERLACH
                                        ------------------------------
                                        President


                                     OPTION HOLDER:

                                     /s/ LON SCHULTZ
                                     ---------------------------------

                                     ADDRESS: 2060 Temple Hills Dr.
                                              Laguna Beach, CA 92651




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